UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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GPGI, INC.

(Name of Registrant as Specified in its Charter)

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Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V92100-P51251 Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. GPGI, INC. 309 PIERCE STREET SOMERSET, NJ 08873 GPGI, INC. 2026 Annual Meeting Vote by June 10, 2026 11:59 PM ET You invested in GPGI, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2026. Vote Virtually at the Meeting* June 11, 2026 10:00 AM ET Virtually at: www.virtualshareholdermeeting.com/GPGI2026 Get informed before you vote View the Proxy Statement and 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V92101-P51251 1. Election of Directors Nominees: 1a. Joseph J. DeAngelo For 1b. Brian F. Hughes For 1c. Mark R. James For 1d. Thomas R. Knott For 2. A proposal to approve, on an advisory basis, the 2025 compensation of the Company’s named executive officers as disclosed in the Company’s 2026 proxy statement. For 3. A proposal to approve, on an advisory basis, the frequency (i.e., every one, two or three years) of future advisory votes to approve the compensation of the Company’s named executive officers. 1 Year 4. A proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2026. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.